            ---------------------------------------------------------
                           MORGAN STANLEY DEAN WITTER
                           EMERGING MARKETS FUND, INC.
            ---------------------------------------------------------





                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER





                           MORGAN STANLEY DEAN WITTER
                          EMERGING MARKETS FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1999, the Morgan Stanley Dean Witter Emerging Markets Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 40.95% compared with 39.87% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index") and 38.27% for the IFC Global Total Return Composite Index. For the period since commencement of operations on November 1, 1991 through June 30, 1999, the Fund's total return, based on net asset value per share, was 135.53% compared with 83.57% for the Index and 55.29% for the IFC Global Total Return Composite Index. On June 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $11 11/16, representing a 19.7% discount to the Fund's net asset value per share.

Overall, outperformance relative to the Index resulted from our country selection, particularly our overweight positions in Russia (+133.7%), Indonesia (+110.9%) and South Korea (+77.9%) coupled with our underweight positions in Argentina (+24.8%), Colombia (-17.3%), Greece (+19.5%) and South Africa (+30.2%). Strong stock selection in Brazil, Mexico, Taiwan, Thailand and Turkey also helped performance.

Despite positive returns on an absolute basis, poor stock selection in Greece, Indonesia and South Korea detracted from performance. Stock selection in Indonesia and South Korea had strong absolute returns of 71% and 62%, respectively, yet these gains lagged the index returns.

With few exceptions, the emerging markets performed well during the first half of 1999, supported by an amalgam of endogenous and global factors. Positive signs of growth in Japan and increasingly resilient macro numbers from Western Europe emerged. The powerful recovery in selected commodity prices (e.g. oil and copper) engendered a strong rally in the share prices of many commodity-related and deep cyclical companies. Brazil's ability to quickly recover from its currency devaluation resulted in improved investor sentiment. Finally, a widely anticipated interest rate hike by the Fed at the end of June relieved many anxieties regarding U.S. inflation and interest rate tightening. These factors have provided the emerging markets with a benign environment for future growth.

The Latin American region gained 31.0% during the first half of 1999. The most notable market event throughout all the emerging markets was the devaluation of the Brazilian currency, the real. The currency plunged 40% in January, then retraced some of its decline to end the first quarter down 30%. Most emerging markets investors anticipated the devaluation, but few, if any, expected the Brazilian equity market to recover so quickly. By the end of March, the equity market had gained 5.5% in U.S. dollars and by June month-end, it had appreciated 18.7%. Fueling the market was the unexpected appointment of Arminio Fraga, the former portfolio manager of George Soros' Quantum Emerging Markets Growth Fund, as head of the Central Bank. Fraga offers financial market expertise and shareholder focus, which has aided market sentiment.

We were underweight Brazil going into the devaluation and then quickly moved to a neutral weight after the devaluation, which was favorable for performance. We continued to add to our Brazilian positions and are now modestly overweight the Index. We anticipate lower inflation and better than expected economic performance to allow for continued interest rate reductions and, in turn, for a contraction in the country risk premium. The expected reduction in real interest rates is requisite for controlling the fiscal deficit and for stemming the growth in the stock of public sector debt. We continue to focus on the telecommunications industry in Brazil, where the privatization of the sector last year has allowed for the introduction of many new efficiencies, fostering margin expansion under new managements. Additionally, the inelasticity of the telecommunication sector to a weak economy coupled with pent-up demand for telecommunication services should allow for strong top-line growth.

Mexico (+52.3%) is our favorite Latin American market based on good economic management and attractive stock opportunities. A stronger peso coupled with better than expected consumer demand should allow for positive U.S. dollar earnings surprises from domestic consumer plays (e.g. beverages, cement, media, retail). We have increased our overweight and are focusing on consumer-related stocks, which should benefit from both a recovery in domestic demand as well as continued strong U.S. economic growth (more than 80% of Mexico's exports are absorbed by the U.S.).

Asia, gaining 55.4%, led the emerging markets during the first half of the year. Liquidity from local participants, as well as from foreign investors seeking to participate in the broadening Asian recovery, helped drive the markets. Fundamental factors contributing to the stellar gains of many of the Asian markets include: current account and fiscal surpluses, strong FDI (foreign direct investment), micro-level reforms (e.g. bankruptcy laws), declining interest rates (below pre-crisis levels in some countr ies) and lower costs of capital. Indonesia was the star performer, rising 110.9%. Government recapitalization plans, lower inflation and a successful, nonviolent election in June fueled Indonesian equities. We added to our position during the second quarter and are now overweight Indonesia.

Taiwan (+42.3%) has shown acceleration in exports and is best positioned within Asia to benefit from increased outsourcing from Japan. The increasing cyclical upturn and trend in outsourcing various computer components augurs well for Fund holdings such as Compal Electronics, Hon Hai Precision, Quanta Computer and Taiwan Semiconductor. During the second quarter, we reduced some of our strong overweights in the electronic components and instruments industry, taking advantage of significant price appreciation.

Our favorite market in Asia is South Korea, which gained 77.9% during the first half of the year on the back of an improving macroeconomic scenario and continued progress with financial and chaebol (large conglomerates) restructuring. Strong domestic liquidity and declining interest rates have also buoyed the market. We added to our South Korean overweight, favoring stocks such as Korea Telecom (an attractively valued telecom stock with a well-developed network and a promising tariff rebalancing), LG Chemi cal and Samsung Electronics (restructuring chaebol opportunities).

India (+36.9%) has performed respectably given political uncertainties and heightened tensions on the border with Pakistan. Most recently, India has witnessed a sharp inflow of foreign funds and the outperformance of cyclical sectors. For example, petrochemicals, refineries, auto and cement were revived in part by cheap valuations and positive news on volumes and/or prices. We have added to our overweight position in India based on these attractive valuations coupled with signs of an economic recovery and what we perceive as appealing (return on investment focused) corporate governance. We are adding stocks such as State Bank of India (SBI), India's largest bank, which should benefit from a turnaround in the economic cycle.

Emerging Europe and the Middle East gained 28.4%, posting more modest returns than the other regions. Russia (+133.7%) was the star performer in the region. Turkey (+45.2%) and Poland (+30.9%) also performed well. We added to and are now overweight Russia. Despite the devaluation of the ruble last year, the Russian economy has performed better than expected. In May, monthly industrial production, boosted by domestic consumption, showed signs of growth. Russian equities have been extremely strong based in part on the recovery in global commodity prices, which particularly helps the Russian export sector. We are concentrating on stocks in the oil sector such as LUKoil and Surgutneftegaz, which stand to benefit from both a weaker exchange rate (due to predominantly ruble-based costs with larger volumes of export sales) and higher crude prices.

Turkey, while appreciating 45.2% during the first half of the year, fell 3.5% during the second quarter due to politics. The elections on April 18th eventually resulted in the newly formed majority coalition government that finally received a vote of confidence in June, ending the political uncertainty. The coalition has promised immediate action to reduce inflation to single digits including passing difficult structural reform laws (e.g. the new banking law, and social security and agricultural subsidy reforms). Key legislation may also soon be passed which would facilitate the privatization of state-owned utilities. We are overweight the banking sector as we expect real interest rates to decline markedly in the near future. We expect the equity market to react positively if negotiations with the International Monetary Fund conclude favorably.

We maintain our overweight position in Poland to which we recently added. The Polish economy continues to recover from the Western European induced slowdown. Support from the nascent recovery in Germany, Poland's largest export market, should accelerate economic growth. Excise taxes were increased to help raise revenues in light of the growing budget deficit. The Polish equities market continues to derive strength from consolidation and successful privatizations. We particularly like Telekomunikacja Polska, which we feel is undervalued relative to other telecommunication companies in the region, and should benefit from the planned strategic sale of a 25-35% government stake by year-end.

We continued to trim Greece, which returned 19.5%, and maintain our market underweight. Despite recent positive inflation numbers and a marginal decline in the rate of private sector credit expansion, an imminent reduction in Greek interest rates seems unlikely. We do not expect Greek interest rates to be lowered until the fourth quarter of 1999, as the Greek government wants to contain inflation to below 2% in accordance with European Union standards. Greek equities have become expensively valued and we find other markets more attractively valued in the near term.

We lightened our position in Israel (+25.5%) during the second quarter, and are now underweight. A new Israeli government led by Ehud Barak was elected in June. We expect interest rate reductions later in the third quarter, after the new government has been formed and its policies have been announced. We reduced our exposure to certain stocks which had performed well and were close to being fully valued, and re-deployed the funds in sectors such as banking, which we feel should perform particularly well if interest rate cuts take place.

South Africa, which had its second all-race presidential elections, rose 30.2%. We added to our South African holdings and will continue to increase our weighting while maintaining an underweight position relative to the Index. Thabo Mbeki's election as President, enhancing expectations of a continuance in economic policies, is likely to accelerate privatization and deregulation of the labor market. Continued interest rate reductions, made possible by the stabilization of emerging markets, falling inflation, good fiscal discipline and a slightly looser monetary stance by the Reserve Bank, will help stimulate the economy. However, the economy is still very anemic. A recovery in commodity prices, especially base metals, should also provide a boost to exports and the economy as a whole.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Emerging Markets Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION
                                                                     TOTAL RETURN (%)
                            ------------------------------------------------------------------------------------------
                                MARKET VALUE (1)     NET ASSET VALUE (2)      MSCI INDEX (3)         IFC INDEX (4)
                            ---------------------  ---------------------  ---------------------  ---------------------
                                          AVERAGE                AVERAGE                AVERAGE                AVERAGE
                            CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                            ----------    -------  ----------    -------  ----------    -------  ----------    -------
        Fiscal Year to Date     43.85%       --       40.95%        --       39.87%        --       38.27%        --
        One Year                24.67     24.67%      23.29      23.29%      28.71      28.71%      29.66      29.66%
        Five Year              -18.22+    -3.94+      11.38+      2.18+      -4.06+     -0.83+      -5.02+     -1.03+
        Since Inception*        89.06+     8.66+     135.53+     11.82+      83.57+      8.25+      55.29+      5.91+

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                       [GRAPH]

                                                                       YEAR ENDED DECEMBER 31,
                                                                                                                          SIX MONTHS
                                                                                                                             ENDED
                                                                                                                           JUNE 30,
                                     1991*      1992       1993       1994       1995       1996       1997       1998       1999
                                    ------     ------     ------     ------     ------     ------     ------     ------    --------
Net Asset Value Per Share. . . . .  $14.71     $16.74     $28.20     $20.30     $14.69     $15.69     $15.52     $10.33     $14.56
Market Value Per Share . . . . . .  $14.25     $18.13     $31.63     $21.50     $15.50     $13.88     $13.06     $ 8.13     $11.69
Premium/(Discount) . . . . . . . .    -3.1%       8.3%      12.2%       5.9%       5.5%     -11.5%     -15.9%      -21.3%    -19.7%
Income Dividends . . . . . . . . .  $ 0.04     $ 0.01         --         --         --     $ 0.05     $ 0.01     $ 0.11         --
Capital Gains Distributions. . . .      --     $ 0.01     $ 1.49     $ 6.50     $ 1.29     $ 0.98     $ 0.01     $ 2.18         --
Fund Total Return (2). . . . . . .    4.61%     13.94%     95.22%+    -5.33%    -16.30%+    13.84%     -0.97%    -19.61%     40.95%
MSCI Index Total Return (3). . . .    9.58%     11.40%     74.84%     -7.32%     -5.21%      6.03%    -11.59%    -25.34%     39.87%
IFC Index Total Return (4) . . . .    5.29%      0.33%     67.50%     -0.53%    -12.32%      7.88%    -14.54%    -21.09%     38.27%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Index (the "MSCI Index") is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.
(4) The IFC Global Total Return Composite Index (the "IFC Index") is an unmanaged index of common stocks of developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa, including dividends.
*    The Fund commenced operations on November 1, 1991.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Dean Witter Emerging Markets Fund, Inc.
Portfolio Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]


Debt Instruments                                         (0.1%)
Equity Securities                                       (98.2%)
Short-Term Investments                                   (1.7%)


--------------------------------------------------------------------------------
SECTORS

[PIE CHART]

Banking                                                 (13.3%)
Beverages & Tobacco                                      (7.2%)
Broadcasting & Publising                                 (4.1%)
Electrical & Electronics                                 (3.9%)
Electronics Components, Instruments                      (6.1%)
Energy Sources                                           (4.0%)
Metals -- Steel                                          (3.2%)
Other                                                   (28.7%)
Telecommunications -- Integrated                        (19.6%)
Telecommunications -- Wireless                           (4.5%)
Utilities -- Electrical & Gas                            (5.4%)


--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[PIE CHART]

Brazil                                                  (10.9%)
India                                                    (8.9%)
Indonesia                                                (4.4%)
Israel                                                   (2.8%)
Mexico                                                  (13.1%)
Other                                                   (14.0%)
Russia                                                   (3.6%)
South Africa                                             (7.1%)
South Korea                                             (16.7%)
Taiwan                                                  (11.1%)
Thailand                                                 (3.4%)
Turkey                                                   (4.0%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                      PERCENT OF
                                                      NET ASSETS
     1.   Korea Telecom Corp. (South Korea)               4.0%
     2.   Telmex (Mexico)                                 3.6
     3.   Televisa (Mexico)                               2.8
     4.   Korea Electric Power Corp. (South Korea)        2.7
     5.   Samsung Electronics Co. (South Korea)           2.7
     6.   FEMSA (Mexico)                                  2.2
     7.   Taiwan Semiconductor Co. (Taiwan)               2.2
     8.   Hellenic Telecommunication Organization
            (OTE) (Greece)                                2.0
     9.   Cemex (Mexico)                                  2.0
    10.  Asustek Computer, Inc. (Taiwan)                  1.8
                                                         ----
                                                         26.0%
                                                         ----
                                                         ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
--------
STATEMENTS OF NET ASSETS (UNAUDITED)
--------
JUNE 30, 1999

                                                                        VALUE
                                                SHARES                  (000)
-----------------------------------------------------------------------------
COMMON STOCKS(98.4%)
Unless otherwise noted)
-----------------------------------------------------------------------------
ARGENTINA(0.7%)
AUTOMOBILES
     CIADEA                                          1           U.S.$     -- @
                                                                 ------------
TELECOMMUNICATIONS -- INTEGRATED
     Telecom Argentina ADR                      72,969                  1,952
     Telefonica Argentina ADR                    7,995                    251
                                                                 ------------
                                                                        2,203
                                                                 ------------
BRAZIL(10.9%)
BANKING
(a,c)Banco Nacional (Preferred)             61,598,720                      2
     Unibanco (Preferred) GDR                  157,195                  3,782
                                                                 ------------
                                                                        3,784
                                                                 ------------
BEVERAGES & TOBACCO
     Brahma (Preferred)                      1,557,108                    878
                                                                 ------------
ENERGY SOURCES
     Petrobras (Preferred)                  18,804,000                  2,912
  (b)Petrobras (Preferred) ADR                   7,470                    115
                                                                 ------------
                                                                        3,027
                                                                 ------------
FOOD & HOUSEHOLD PRODUCTS
     Pao de Acucar (Preferred)               6,460,000                    120
     Pao de Acucar (Preferred) ADR               8,110                    152
                                                                 ------------
                                                                          272
                                                                 ------------
MERCHANDISING
  (a)Lojas Arapua (Preferred)               30,412,000                     -- @
(a,b)Lojas Arapua (Preferred) ADR               31,540                     -- @
                                                                 ------------
                                                                           -- @
                                                                 ------------
METALS -- STEEL
     CVRD (Preferred)                            1,386                     27
     CVRD (Preferred) 'A'                       74,877                  1,481
     CVRD (Preferred) ADR                       78,609                  1,562
  (a)Usiminas (Preferred) 'A'                   79,200                    267
     Usiminas (Preferred) ADR                   13,735                     47
                                                                 ------------
                                                                        3,384
                                                                 ------------
TELECOMMUNICATIONS -- INTEGRATED
  (a)Celular CRT (Preferred)                 3,218,000                    437
  (a)CRT (Preferred) 'A'                     9,425,376                  2,312
     Tele Centro-Sul (Preferred)            89,934,945                    996
     Tele Centro-Sul ADR                         8,727                    484
     Tele Norte-Leste (Preferred)           28,703,945                    519
     Tele Norte-Leste (Preferred) ADR           31,507                    585
     Telebras (Preferred)                   31,554,200                  2,823
     Telebras Holders                           16,394                  1,479
     Telesp (Preferred)                     16,880,945                    386
     Telesp ADR                                 18,890                    432
                                                                 ------------
                                                                       10,453
                                                                 ------------
TELECOMMUNICATIONS -- LONG DISTANCE
     Embratel (Preferred)                   28,703,945                    396
     Embratel ADR                               46,592                    646
                                                                 ------------
                                                                        1,042
                                                                 ------------
TELECOMMUNICATIONS -- WIRELESS
  (a)Celular CRT                             6,207,376                    842
     Tele Celular Sul (Preferred)          111,952,845                    234
     Tele Celular Sul ADR                        6,805                    148
     Tele Nordeste Celular (Preferred)      76,067,945                    102
     Tele Nordeste Celular ADR                   2,340                     63
     Tele Sudeste Celular (Preferred)      100,153,945                    566
     Tele Sudeste Celular ADR                    9,363                    271
     Telemig Celular (Preferred)           119,640,945                    151
     Telemig Celular ADR                         2,910                     72
     Telerj Celular (Preferred) 'B'          3,756,000                    123
     Telesp Celular (Preferred)             76,194,945                    788
     Telesp Celular (Preferred) 'B'         24,484,313                  1,273
  (a)Telesp Celular ADR                         48,736                  1,304
                                                                 ------------
                                                                        5,937
                                                                 ------------
TEXTILES & APPAREL
     Coteminas                               2,200,500                    112
  (b)Coteminas ADR                              23,460                     59
                                                                 ------------
                                                                          171
                                                                 ------------
UTILITIES -- ELECTRICAL & GAS

     Cemig (Preferred)                      81,847,627                  1,721
     Cemig (Preferred) ADR                      43,123                    916
  (b)Cemig (Preferred) ADR                       9,208                    196
     Eletrobras                              5,627,080                    106
     Eletrobras (Preferred) 'B'              8,490,000                    171
     Eletrobras (Preferred) ADR                 59,900                    603
                                                                 ------------
                                                                        3,713
                                                                 ------------
                                                                       32,661
                                                                 ------------
-----------------------------------------------------------------------------
CHILE(0.6%)
BEVERAGES & TOBACCO
     CCU ADR                                    19,008                    544
                                                                 ------------
MERCHANDISING
  (a)Santa Isabel ADR                            8,598                     87
                                                                 ------------
UTILITIES -- ELECTRICAL & GAS
     Endesa ADR                                 26,945                    327
     Enersis ADR                                32,850                    751
                                                                 ------------
                                                                        1,078
                                                                 ------------
                                                                        1,709
                                                                 ------------
-----------------------------------------------------------------------------
CHINA(0.8%)
ENERGY SOURCES
     Yanzhou Coal Mining Co.,
        Ltd. ADR                                45,130                    801
     Zhenhai Refining & Chemical Co.,
       Ltd. 'H'                              2,832,000                    858
                                                                 ------------
                                                                        1,659
                                                                 ------------
UTILITIES -- ELECTRICAL & GAS
     Huaneng Power
       International, Inc. ADR                  33,350                    571
                                                                 ------------
                                                                        2,230
                                                                 ------------
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                        VALUE
                                                SHARES                  (000)
-----------------------------------------------------------------------------
COLOMBIA(0.0%)
BANKING
     Bancolombia (Preferred)                     6,249           U.S.$      8
                                                                 ------------
-----------------------------------------------------------------------------
CZECH REPUBLIC(0.7%)
TELECOMMUNICATIONS -- INTEGRATED
     SPT Telecom                                94,776                  1,529
  (a)SPT Telecom GDR                            27,650                    448
                                                                 ------------
                                                                        1,977
                                                                 ------------
-----------------------------------------------------------------------------
EGYPT(0.6%)
BEVERAGES & TOBACCO
  (a)Al-Ahram Beverages Co. GDR                 16,852                    479
     Eastern Tobacco                            20,448                    498
                                                                 ------------
                                                                          977
                                                                 ------------
BUILDING MATERIALS & COMPONENTS
     Industrial & Engineering
       Enterprises Co.                          10,516                     83
                                                                 ------------
TELECOMMUNICATIONS -- WIRELESS
     Egyptian Company for Mobile
       Services                                 25,344                    571
                                                                 ------------
UTILITIES -- ELECTRICAL & GAS
     Egypt Gas Co.                               6,100                    250
                                                                 ------------
                                                                        1,881
                                                                 ------------
-----------------------------------------------------------------------------
GREECE(2.1%)
BANKING
     Commercial Bank of Greece                   1,563                    112
                                                                 ------------
TELECOMMUNICATIONS -- INTEGRATED
     Hellenic  Telecommunication
       Organization (OTE)                      156,681                  3,363

Hellenic Telecommunication
    Organization (OTE) ADR                     241,709                  2,674
                                                                 ------------
                                                                        6,037
                                                                 ------------
                                                                        6,149
                                                                 ------------
-----------------------------------------------------------------------------
HUNGARY(0.9%)
BANKING
     OTP Bank Rt.                               14,728                    615
                                                                 ------------
ENERGY SOURCES
     MOL Magyar Olaj-es Gazipari
       Rt. GDR                                   9,170                    220
                                                                 ------------
TELECOMMUNICATIONS -- INTEGRATED
     Matav Rt.                                  49,028                    266
     Matav Rt. ADR                              52,755                  1,450
                                                                 ------------
                                                                        1,716
                                                                 ------------
                                                                        2,551
                                                                 ------------
-----------------------------------------------------------------------------
INDIA(8.8%)
AUTOMOBILES
     Hero Honda Ltd.                            99,900                  2,486
     Tata Engineering &
        Locomotive Co. Ltd.                    118,729                    561
                                                                 ------------
                                                                        3,047
                                                                 ------------
BANKING
     State Bank of India Ltd.                  239,300                  1,306
  (a)State Bank of India Ltd.                    3,650                     20
                                                                 ------------
                                                                        1,326
                                                                 ------------
BEVERAGES & TOBACCO
  (c)ITC Ltd.                                   66,902                  1,689
                                                                 ------------
BROADCASTING & PUBLISHING
  (a)Zee Telefilms Ltd.                         46,000                  1,542
                                                                 ------------
BUILDING MATERIALS & COMPONENTS
     Gujarat Ambuja Cements Ltd.                57,000                    420
                                                                 ------------
CHEMICALS
     Reliance Industries Ltd.                    1,349                      6
                                                                 ------------
DATA PROCESSING & REPRODUCTION
     Aptech Ltd.                                 3,800                     63
     Infosys Technology Ltd.                    55,800                  4,662
     NIIT Ltd.                                  27,000                  1,264
     Satyam Computer Services Ltd.              62,620                  1,829
                                                                 ------------
                                                                        7,818
                                                                 ------------
ELECTRICAL & ELECTRONICS
     Bharat Heavy Electricals Ltd.             384,500                  2,179
     Digital Equipment (India) Ltd.             11,000                    109
                                                                 ------------
                                                                        2,288
                                                                 ------------
FINANCIAL SERVICES
     Housing Development
        Finance Corp., Ltd.                     18,111                    927
                                                                 ------------
FOOD & HOUSEHOLD PRODUCTS
     Hindustan Lever Ltd.                       39,900                  2,188
                                                                 ------------
INDUSTRIAL COMPONENTS
  (a)Apollo Tyres Ltd.                           8,450                     12
     MRF Ltd.                                   10,000                    441
                                                                 ------------
                                                                          453
                                                                 ------------
MACHINERY & ENGINEERING
     Larsen & Toubro Ltd.                      160,630                  1,060
                                                                 ------------
MULTI-INDUSTRY
  (e)Morgan Stanley Growth Fund              6,881,800                  1,142
                                                                 ------------
TELECOMMUNICATIONS -- INTEGRATED
     Mahanagar Telephone Nigam Ltd.            105,000                    450
     Mahanagar Telephone Nigam Ltd.
       (Demat)                                 115,000                    477
     Videsh Sanchar Nigam Ltd. GDR              21,800                    279
                                                                 ------------
                                                                        1,206
                                                                 ------------
TRANSPORTATION -- ROAD & RAIL
     Container Corp. of India Ltd.             268,600                  1,126
                                                                 ------------
                                                                       26,238
                                                                 ------------
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                        VALUE
                                                SHARES                  (000)
-----------------------------------------------------------------------------
INDONESIA(4.4%)
BEVERAGES & TOBACCO
     Gudang Garam                            1,375,460           U.S.$  3,736
                                                                 ------------
BUILDING MATERIALS & COMPONENTS
     Semen Gresik                              558,200                  1,216
                                                                 ------------
FOREST PRODUCTS & PAPER
  (a)Asia Pulp & Paper Co., Ltd. ADR           281,625                  2,711
     Indah Kait Pulp & Paper                 3,009,805                  1,399
                                                                 ------------
                                                                        4,110
                                                                 ------------
TELECOMMUNICATIONS -- INTEGRATED
     Telekomunikasi Indonesia ADR              324,864                  4,040
                                                                 ------------
                                                                       13,102
                                                                 ------------
-----------------------------------------------------------------------------
ISRAEL(2.8%)
BANKING
     Bank Hapoalim Ltd.                        239,000                    614
     Bank Leumi Le-Israel                      313,800                    593
                                                                 ------------
                                                                        1,207
                                                                 ------------
DATA PROCESSING & REPRODUCTION
  (a)BackWeb Technologies Ltd.                   5,660                    155
                                                                 ------------
ELECTRICAL & ELECTRONICS
  (a)Comverse Technology, Inc.                   7,290                    550
     ECI Telecommunications Ltd.                40,192                  1,334
  (a)Elbit Systems Ltd.                              1                     --
  (a)Gilat Satellite Networks Ltd.              25,150                  1,320
  (a)Nice Systems Ltd.                           4,294                    117
  (a)Nice Systems Ltd. ADR                      14,782                    408
                                                                 ------------
                                                                        3,729
                                                                 ------------
ELECTRONIC COMPONENTS, INSTRUMENTS
  (a)Orbotech Ltd.                              12,895                    672
                                                                 ------------
HEALTH & PERSONAL CARE
     Teva Pharmaceutical Industries
         Ltd. ADR                               16,368                    802
                                                                 ------------
MULTI-INDUSTRY
     Koor Industries Ltd.                        2,976                    343
     Koor Industries Ltd. ADR                    6,240                    146
                                                                 ------------
                                                                          489
                                                                 ------------
TELECOMMUNICATIONS -- INTEGRATED
  (a)Amdocs Ltd.                                56,300                  1,281
                                                                 ------------
                                                                        8,335
                                                                 ------------
-----------------------------------------------------------------------------
MALAYSIA(2.3%)
BANKING
     Commerce Asset Holding Bhd                357,000                    883
     Malayan Banking Bhd                       449,600                  1,349
     Public Bank Bhd                           610,000                    464
                                                                 ------------
                                                                        2,696
                                                                 ------------
BEVERAGES & TOBACCO
       Rothmans of Pall Mall Bhd               139,200                  1,053
                                                                 ------------
FOOD & HOUSEHOLD PRODUCTS
       Nestle Bhd                              109,000                    430
                                                                 ------------
TELECOMMUNICATIONS -- INTEGRATED
     Telekom Malaysia Bhd                      540,000                  2,018
                                                                 ------------
UTILITIES -- ELECTRICAL & GAS
       Tenaga Nasional Bhd                     279,000                    643
                                                                 ------------
                                                                        6,840
                                                                 ------------
-----------------------------------------------------------------------------
MEXICO(13.1%)
BANKING
  (a)Banacci 'L'                                45,447                    111
  (a)Banamex 'O'                               702,757                  1,775
  (b)Bancomer 'B' ADR                           64,825                    470
     Bancomer 'O'                            1,222,481                    441
                                                                 ------------
                                                                        2,797
                                                                 ------------
BEVERAGES & TOBACCO
     FEMSA                                     982,865                  3,932
     FEMSA ADR                                  64,986                  2,592
                                                                 ------------
                                                                        6,524
                                                                 ------------
BROADCASTING & PUBLISHING
  (a)Televisa CPO GDR                          188,344                  8,440
                                                                 ------------
BUILDING MATERIALS & COMPONENTS
     Cemex 'B'                                  46,258                    230
     Cemex 'B' ADR                             173,149                  1,710
     Cemex CPO                                 462,936                  2,289
     Cemex CPO ADR                             171,419                  1,628
                                                                 ------------
                                                                        5,857
                                                                 ------------
HEALTH & PERSONAL CARE
     Kimberly 'A'                              303,688                  1,250
                                                                 ------------
MERCHANDISING
  (a)Cifra 'C'                                 327,398                    600
  (a)Cifra 'V'                                 247,189                    480
  (a)Cifra 'V' ADR                              46,036                    883
                                                                 ------------
                                                                        1,963
                                                                 ------------
MULTI-INDUSTRY
     ALFA 'A'                                  172,475                    717
  (a)Grupo Carso 'A1'                          169,674                    787
                                                                 ------------
                                                                        1,504
                                                                 ------------
TELECOMMUNICATIONS -- INTEGRATED
     Telmex 'L' ADR                            132,144                 10,680
                                                                 ------------
                                                                       39,015
                                                                 ------------
-----------------------------------------------------------------------------
PAKISTAN(0.7%)
CHEMICALS
     Fauji Fertilizer Co., Ltd.              1,029,800                    800
                                                                 ------------
ENERGY SOURCES
     Pakistan State Oil Co., Ltd.              200,301                    353
                                                                 ------------
TELECOMMUNICATIONS -- INTEGRATED
     Pakistan Telecommunications
       Co.,  Ltd.                            2,641,700                    999
                                                                 ------------
                                                                        2,152
                                                                 ------------
-----------------------------------------------------------------------------
PHILIPPINES(1.0%)
BEVERAGES & TOBACCO
     San Miguel Corp. 'B'                      661,936                  1,447
                                                                 ------------
REAL ESTATE
     SM Prime Holdings, Inc.  'B'            3,862,580                    875
                                                                 ------------
UTILITIES  ELECTRICAL & GAS
     Manila Electric Co. 'B'                   222,040                    801
                                                                 ------------
                                                                        3,123
                                                                 ------------
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                        VALUE
                                                SHARES                  (000)
-----------------------------------------------------------------------------
POLAND(2.7%)
BANKING
  (a)Pekao Bank                                 11,234           U.S.$    130
     Powszechny Bank Kredytowy                   6,975                    168
(a,c)Powszechny Bank Kredytowy 'C'               1,743                     31
     Wielkopolski Bank Kredytowy                19,705                    115
                                                                 ------------
                                                                          444
                                                                 ------------
CHEMICALS
(a,d)Eastbridge                                 33,600                  2,259
                                                                 ------------
DATA PROCESSING & REPRODUCTION
     Prokom GDR                                 21,845                    358
                                                                 ------------
FOOD & HOUSEHOLD PRODUCTS
(a)Agros Holdings 'C'                            1,182                      8
                                                                 ------------
TELECOMMUNICATIONS -- INTEGRATED
(a)Telekomunikacja Polska GDR                  559,680                  3,946
                                                                 ------------
WHOLESALE & INTERNATIONAL TRADE
     Elektrim                                   65,400                    923
                                                                 ------------
                                                                        7,938
                                                                 ------------
-----------------------------------------------------------------------------
RUSSIA(3.5%)
BROADCASTING & PUBLISHING
(a,c)Storyfirst Communications,
       Inc. 'C' (Preferred)                        270                    102
(a,c)Storyfirst Communications,
       Inc. 'D' (Preferred)                        720                    272
(a,c)Storyfirst Communications,
       Inc. 'E' (Preferred)                        780                    294
(a,c)StoryFirst Communications,
       Inc. 'F' (Preferred)                        139                    105
                                                                 ------------
                                                                          773
                                                                 ------------
ENERGY SOURCES
   LUKoil Holdings ADR                          89,482                  3,658
(a)Surgutneftegaz ADR                          358,307                  3,023
   Tatneft ADR                                  10,600                     40
                                                                 ------------
                                                                        6,721
                                                                 ------------
FOREST PRODUCTS & PAPER
(a,c)Alliance Cellulose Ltd. 'B'               156,075                    375
                                                                 ------------
TELECOMMUNICATIONS -- LONG DISTANCE
(a)Rostelecom ADR                               34,500                    339
                                                                 ------------
TELECOMMUNICATIONS -- WIRELESS
(a,c)Russian Telecom
       Development  Corp.                      176,000                    633
(a)  Vimpel-Communications ADR                  21,790                    505
                                                                 ------------
                                                                        1,138
                                                                 ------------
UTILITIES -- ELECTRICAL & GAS
     Unified Energy Systems ADR                 11,000                    107
     Unified Energy Systems GDR                 95,530                    925
                                                                 ------------
                                                                        1,032
                                                                 ------------
                                                                       10,378
                                                                 ------------
-----------------------------------------------------------------------------
SOUTH AFRICA(7.1%)
BANKING
     Nedcor Ltd.                                59,041           U.S.$  1,354
                                                                 ------------
BEVERAGES & TOBACCO
   Rembrandt Group Ltd.                        212,185                  1,769
(a)South African Breweries plc                 238,690                  2,134
                                                                 ------------
                                                                        3,903
                                                                 ------------
BROADCASTING & PUBLISHING
     Primedia Ltd.                              87,790                    131
                                                                 ------------
BUSINESS & PUBLIC SERVICES
     Educor                                    365,634                    345
                                                                 ------------
CHEMICALS
     SASOL Ltd.                                 49,100                    350
                                                                 ------------
ELECTRICAL & ELECTRONICS
     Comparex Holdings Ltd.                     63,710                    401
                                                                 ------------
FINANCIAL SERVICES
     ABSA Group Ltd.                           256,370                  1,451
     B.O.E. Corp. Ltd. 'N'                   2,079,976                  1,655
     B.O.E Ltd.                                269,856                    268
     FirstRand Ltd.                          1,544,760                  1,766
                                                                 ------------
                                                                        5,140
                                                                 ------------
INSURANCE
     Liberty Life Association of
       Africa Ltd.                              51,168                    656
  (a)New Africa Investments Ltd.
       (Preferred) 'N'                         977,910                    575
  (a)Sanlam Ltd.                               881,300                  1,044
                                                                 ------------
                                                                        2,275
                                                                 ------------
MERCHANDISING
     Ellerine Holdings Ltd.                    152,380                    606
                                                                 ------------
METALS -- NON FERROUS
     Billiton plc                              120,700                    417
                                                                 ------------
MISC. MATERIALS & COMMODITIES
     Anglo American Corp. ADR                      560                     27
     Anglo American Corp. of
       South Africa                             27,530                  1,287
  (a)Anglo American plc                          6,300                    299
  (a)Anglo American plc                         18,400                    860
     Billiton plc                                  100                     -- @
     De Beers                                   27,350                    655
     De Beers ADR                               13,200                    315
                                                                 ------------
                                                                        3,443
                                                                 ------------
MULTI-INDUSTRY
     Bidvest Group Ltd.                        319,503                  2,668
  (e)Morgan Stanley Dean Witter Africa
       Investment Fund, Inc.                     9,670                     98
                                                                 ------------
                                                                        2,766
                                                                 ------------
REAL ESTATE
  (a)Liberty International plc                  23,855                    158
                                                                 ------------
                                                                       21,289
                                                                 ------------
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                        VALUE
                                                SHARES                  (000)
-----------------------------------------------------------------------------
SOUTH KOREA(16.6%)
APPLIANCES & HOUSEHOLD DURABLES
     Samsung Electronics Co.                    64,822           U.S.$  7,112
                                                                 ------------
BANKING
     Hana Bank                                  84,190                  1,236
     Housing & Commercial Bank                  95,750                  3,019
     Kookmin Bank                              166,080                  3,372
     Kookmin Bank GDR                            4,302                     88
     Koram Bank                                 83,420                  1,045
     Korea Exchange Bank                       207,940                  1,168
     Shinhan Bank Co. Ltd. (Foreign)            89,280                  1,003
                                                                 ------------
                                                                       10,931
                                                                 ------------
CHEMICALS
     L.G. Chemical Ltd.                         30,600                    833
                                                                 ------------
ELECTRICAL & ELECTRONICS
     Samsung Electro-Mechanics Co.              25,307                    875
                                                                 ------------
FINANCIAL SERVICES
     Daewoo Securities Co.                      45,830                    891
     Good Morning Securities Co. Ltd.          178,180                  1,101
     L.G. Securities Co.                        11,950                    201
                                                                 ------------
                                                                        2,193
                                                                 ------------
METALS -- STEEL
  (c)Pohang Iron & Steel Co., Ltd.              38,250                  4,708
                                                                 ------------
MISC. MATERIALS & COMMODITIES
     Hankuk Glass Industry Co., Ltd.            23,420                    627
                                                                 ------------
TELECOMMUNICATIONS  INTEGRATED
     Korea Telecom Corp.                        95,020                  6,305
  (a)Korea Telecom Corp. ADR                   140,900                  5,636
                                                                 ------------
                                                                       11,941
                                                                 ------------
TELECOMMUNICATIONS  WIRELESS
  (c)SK Telecom Co., Ltd.                        1,324                  1,817
     SK Telecom Co., Ltd. ADR                   32,355                    550
                                                                 ------------
                                                                        2,367
                                                                 ------------
UTILITIES  ELECTRICAL & GAS
     Korea Electric Power Corp.                 79,740                  3,314
     Korea Electric Power Corp. ADR            228,904                  4,692
                                                                 ------------
                                                                        8,006
                                                                 ------------
                                                                       49,593
                                                                 ------------
-----------------------------------------------------------------------------
TAIWAN(11.1%)
BANKING
     Bank Sinopac                            1,028,000                    716
     Chang Hwa Commercial Bank                 302,000                    452
     Chinatrust Commercial Bank                789,000                    948
  (a)E. Sun Commercial Bank                    430,000                    240
     First Commercial Bank                     274,000                    522
     Hua Nan Commercial Bank                   332,000                    658
     International Commercial
       Bank of China                           641,000                    829
  (a)Taishin International Bank              1,151,000                    855
     United World Chinese
       Commercial Bank                         191,000                    296
                                                                 ------------
                                                                        5,516
                                                                 ------------
CHEMICALS
     Formosa Plastics Corp.                    529,000           U.S.$  1,114
     Nan Ya Plastic Corp.                      685,000                  1,134
                                                                 ------------
                                                                        2,248
                                                                 ------------
DATA PROCESSING & REPRODUCTION
     Quanta Computer Inc.                       61,640                    738
                                                                 ------------
ELECTRICAL & ELECTRONICS
  (a)Acer, Inc.                                342,000                    868
  (a)Siliconware Precision
       Industries Co.                          545,874                  1,040
                                                                 ------------
                                                                        1,908
                                                                 ------------
ELECTRONIC COMPONENTS, INSTRUMENTS
  (a)Advanced Semiconductor
       Engineering, Inc.                       451,000                  1,522
     Asustek Computer, Inc.                    487,169                  5,490
     Compal Electronics, Inc.                  374,021                  1,471
  (a)Hon Hai Precision Industry                285,800                  2,584
  (a)Taiwan Semiconductor Co.                1,526,430                  5,836
  (a)Taiwan Semiconductor
        Manufacturing  Co., Ltd. ADR            17,967                    611
                                                                 ------------
                                                                       17,514
                                                                 ------------
FINANCIAL SERVICES
  (a)China Development Corp.                   116,000                    289
                                                                 ------------
INSURANCE
     Cathay Life Insurance Co. Ltd.            277,000                    995
                                                                 ------------
MERCHANDISING
  (a)President Chain Store Corp.               158,274                    536
                                                                 ------------
METALS -- STEEL
     China Steel Corp.                       1,692,600                  1,279
                                                                 ------------
TEXTILES & APPAREL
  (a)Far East Textile Ltd.                   1,395,000                  2,073
                                                                 ------------
                                                                       33,096
                                                                 ------------
-----------------------------------------------------------------------------
THAILAND(3.0%)
BANKING
  (a)Siam Commercial Bank
       Public Co., Ltd.                        593,300                    845
     Thai Farmers Bank Ltd. (Foreign)           71,200                    220
                                                                 ------------
                                                                        1,065
                                                                 ------------
BROADCASTING & PUBLISHING
     BEC World Public Co., Ltd.
         (Foreign)                             150,800                    940
                                                                 ------------
BUILDING MATERIALS & COMPONENTS
     Siam City Cement Public Co.,
       Ltd. (Foreign)                          350,833                  1,446
                                                                 ------------
ELECTRICAL & ELECTRONICS
     Delta Electronics Public Co.,
       Ltd. (Foreign)                          134,640                  1,131
     Shinawatra Computer Public
       Co., Ltd. (Foreign)                     296,500                  1,383
                                                                 ------------
                                                                        2,514
                                                                 ------------
TELECOMMUNICATIONS -- WIRELESS
     Advanced Info. Services
         Public Co., Ltd. (Foreign)            229,200                  3,107
                                                                 ------------
                                                                        9,072
                                                                 ------------
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                        VALUE
                                                SHARES                  (000)
-----------------------------------------------------------------------------
TURKEY(4.0%)
APPLIANCES & HOUSEHOLD DURABLES
  (a)Vestel Elektronik Sanayi Ve
       Ticaret AS                           11,253,292           U.S.$  1,227
                                                                 ------------
BANKING
  (b)Akbank TAS                                 13,960                     41
     Akbank TAS                             86,934,550                  1,278
  (a)Turkiye Garanti Bankasi                94,989,600                    710
     Turkiye Is Bankasi                     37,005,800                    658
     Yapi Ve Kredi Bankasi                 279,662,661                  4,046
                                                                 ------------
                                                                        6,733
                                                                 ------------
BEVERAGES & TOBACCO
     Ege Biracilik Ve Malt                   8,817,000                    659
  (a)Erciyas Biracilik                       4,524,000                    104
                                                                 ------------
                                                                          763
                                                                 ------------
BUSINESS & PUBLIC SERVICES
      Dogan Holding                        108,498,000                  1,441
                                                                 ------------
FINANCIAL SERVICES
     Sabanci Holdings                       25,256,000                    563
                                                                 ------------
MERCHANDISING
     Migros Turk TAS                           430,000                    535
                                                                 ------------
MULTI-INDUSTRY
     Koc Holding                             7,203,000                    453
                                                                 ------------
WHOLESALE & INTERNATIONAL TRADE
     Tupras-Turkiye Petrol
       Rafinerileri AS                       4,619,000                    307
                                                                 ------------
                                                                       12,022
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$253,006)                                                  293,562
                                                                 ------------
-----------------------------------------------------------------------------

                                                NO. OF
                                                RIGHTS
-----------------------------------------------------------------------------
RIGHTS(0.1%)
-----------------------------------------------------------------------------
BRAZIL(0.0%)
TELECOMMUNICATIONS -- INTEGRATED
     Tele Centro Oeste Celular               5,283,765                      5
                                                                 ------------
-----------------------------------------------------------------------------
SOUTH KOREA(0.1%)
TELECOMMUNICATIONS--WIRELESS
(a,c)SK Telecom Co., Ltd. ADR                    1,324                    166
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL RIGHTS
  (Cost U.S.$5)                                                           171
                                                                 ------------
-----------------------------------------------------------------------------

                                                NO. OF                  VALUE
                                              WARRANTS                  (000)
-----------------------------------------------------------------------------
WARRANTS(0.4%)
-----------------------------------------------------------------------------
THAILAND(0.4%)
BANKING
(a,c)Siam Commercial Bank Co. Ltd.
       (Foreign), expiring 12/31/02            280,333           U.S.$     -- @
  (a)Siam Commercial Bank Co., Ltd.,
       expiring 5/10/02                      1,642,000                  1,057
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL WARRANTS
  (Cost U.S.$--)                                                        1,057
                                                                 ------------
-----------------------------------------------------------------------------

                                                NO. OF
                                                 UNITS
-----------------------------------------------------------------------------
UNITS(0.1%)
-----------------------------------------------------------------------------
RUSSIA(0.1%)
BROADCASTING & PUBLISHING
(a,c)Storyfirst Communications, Inc.,
       First Section,Tranche I
      (Convertible)                                604                    228
(a,c)Storyfirst Communications, Inc.,
       First Section,Tranche II
       (Convertible)                                35                     13
(a,c)Storyfirst Communications, Inc.,
       Second Section,Tranche I
       (Convertible)                               152                     58
(a,c)Storyfirst Communications, Inc.,
       Tranche IV (Convertible)                    207                     78
                                                                 ------------
                                                                          377
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL UNITS
  (Cost U.S.$1,192)                                                       377
                                                                 ------------
-----------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
-----------------------------------------------------------------------------
DEBT INSTRUMENTS(0.1%)
-----------------------------------------------------------------------------
INDIA(0.2%)
METALS -- STEEL
  (c)Shri Ishar Alloy Steels Ltd.
       15.00%, 4/21/01       INR                   581                     99
                                                                 ------------
MULTI-INDUSTRY
(c,f)DCM Shriram Industries Ltd.
       9.90%, 2/21/02                              335                    181
  (c)DCM Shriram Industries Ltd.
      (Convertible) 7.50%, 2/21/02                 330                    135
                                                                 ------------
                                                                          316
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S.$1,495)                                                       415
                                                                 ------------
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                  FACE
                                                AMOUNT                  VALUE
                                                 (000)                  (000)
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(1.0%)
-----------------------------------------------------------------------------
UNITED STATES(1.0%)
REPURCHASE AGREEMENT
     Chase Securities, Inc. 4.55%,
       dated 6/30/99, due 7/1/99,
       to be repurchased at
       U.S.$3,092, collateralized
       by U.S.$2,875 United States
       Treasury Bonds, 7.25%, due
       5/15/16, valued at
       U.S.$3,195
       (Cost U.S.$3,092)                 U.S.$   3,092           U.S.$  3,092
                                                                 ------------
-----------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN(0.6%)
     Brazil Real                         BRL       177                    100
     Indian Rupee                        INR    42,189                    972
     Israeli Shekel                      ISS       234                     57
     Malaysian Ringgit                   MYR         2                      1
     Mexican Peso                        MXP     1,359                    144
     Pakistani Rupee                     PKR       669                     13
     Philippine Peso                     PHP     1,687                     44
     South Korean Won                    KRW   308,809                    267
     Taiwan Dollar                       TWD     3,815                    118
     Thai Baht                           THB     3,537                     96
                                                                 ------------
       (Cost U.S.$1,813)                                                1,812
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL INVESTMENTS(100.7%)
  (Cost $260,603)                                                     300,486
                                                                 ------------
-----------------------------------------------------------------------------
OTHER ASSETS (2.3%)
     Cash                                U.S.$     539
     Receivable for Investments Sold             5,037
     Dividends Receivable                        1,359
     Interest Receivable                             2
     Other Assets                                   46                  6,983
                                               -------           ------------
-----------------------------------------------------------------------------
     LIABILITIES (-3.0%)
       Deferred Country Taxes                                          (2,569)
       Payable For:
         Investments Purchased                  (5,275)
         Custodian Fees                           (429)
         Investment Advisory Fees                 (296)
         Fund Shares Redeemed                     (153)
         Directors' Fees and Expenses              (83)
         Professional Fees                         (75)
         Shareholder Reporting Expenses            (70)
         Administrative Fees                       (32)
       Other Liabilities                          (107)                (6,520)
                                               -------           ------------
-----------------------------------------------------------------------------

                                                                       AMOUNT
                                                                        (000)
-----------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 20,494,744, issued and
       outstanding U.S.$0.01 par value shares
       (100,000,000 shares authorized)                           U.S.$298,380
                                                                 ------------
                                                                 ------------
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$  14.56
                                                                 ------------
                                                                 ------------
-----------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
     Common Stock                                                U.S.$    205
     Capital Surplus                                                  320,877
     Undistributed Net Investment
       Income                                                              84
     Accumulated Net Realized Loss                                    (60,282)
     Unrealized Appreciation on Investments and
       Foreign Currency Translations                                   37,496
-----------------------------------------------------------------------------
TOTAL NET ASSETS                                                 U.S.$298,380
                                                                 ------------
                                                                 ------------
-----------------------------------------------------------------------------
(a)--Non-income producing
(b)--144A Security--certain conditions for public sale may exist.
(c)--Security valued at fair value--See note A-1 to financial statements.
(d)--Security fair valued at cost--See note A-1 to financial statements.
(e)--The Fund is advised by an affiliate.
(f)--Variable/floating rate security--rate disclosed is as of
     June 30, 1999.
  @--Amount is less than U.S.$500.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt

-----------------------------------------------------------------------------
JUNE 30, 1999 EXCHANGE RATES:
-----------------------------------------------------------------------------
BRL  Brazil Real                                          1.770 = U.S. $1.00
INR  Indian Rupee                                        43.405 = U.S. $1.00
ISS  Israeli Shekel                                       4.083 = U.S. $1.00
MYR  Malaysian Ringgit                                    3.800 = U.S. $1.00
MXP  Mexican Peso                                         9.423 = U.S. $1.00
PKR  Pakistani Rupee                                     52.467 = U.S. $1.00
PHP  Philippine Peso                                     37.975 = U.S. $1.00
KRW  South Korean Won                                 1,157.500 = U.S. $1.00
TWD  Taiwan Dollar                                       32.300 = U.S. $1.00
THB  Thai Baht                                           36.885 = U.S. $1.00
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY CLASSIFICATION -- JUNE 30, 1999 (UNAUDITED)

                                                                      PERCENT
                                                            VALUE      OF NET
INDUSTRY                                                    (000)      ASSETS
-----------------------------------------------------------------------------
Appliances & Household Durables                      U.S.$  8,339         2.8%
Automobiles                                                 3,047         1.0
Banking                                                    39,645        13.3
Beverages & Tobacco                                        21,514         7.2
Broadcasting & Publishing                                  12,203         4.1
Building Materials & Components                             9,022         3.0
Business & Public Services                                  1,786         0.6
Chemicals                                                   6,496         2.2
Data Processing and Reproduction                            9,069         3.0
Electrical & Electronics                                   11,715         3.9
Electronic Components, Instruments                         18,186         6.1
Energy Sources                                             11,980         4.0
Financial Services                                          9,112         3.1
Food & Household Products                                   2,898         1.0
Forest Products & Paper                                     4,485         1.5
Health & Personal Care                                      2,052         0.7
Industrial Components                                         453         0.1
Insurance                                                   3,270         1.1
Machinery & Engineering                                     1,060         0.4
Merchandising                                               3,727         1.2
Metals--Non-Ferrous                                           417         0.1
Metals--Steel                                               9,470         3.2
Misc. Materials & Commodities                               4,070         1.4
Multi-Industry                                              6,670         2.2
Real Estate                                                 1,033         0.3
Telecommunications--Integrated                             58,502        19.6
Telecommunications--Long Distance                           1,381         0.5
Telecommunications--Wireless                               13,286         4.5
Textiles & Apparel                                          2,244         0.8
Transportation--Road & Rail                                 1,126         0.4
Utilities--Electrical & Gas                                16,094         5.4
Wholesale & International Trade                             1,230         0.4
Other                                                       4,904         1.6
                                                     ------------       -----
                                                     U.S.$300,486       100.7%
                                                     ------------       -----
                                                     ------------       -----

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY -- JUNE 30, 1999 (UNAUDITED)


                                                                      PERCENT
                                                            VALUE      OF NET
COUNTRY                                                     (000)      ASSETS
-----------------------------------------------------------------------------
Argentina                                            U.S.$  2,203         0.7%
Brazil                                                     32,666        10.9
Chile                                                       1,709         0.6
China                                                       2,230         0.8
Colombia                                                        8         0.0
Czech Republic                                              1,977         0.7
Egypt                                                       1,881         0.6
Greece                                                      6,149         2.1
Hungary                                                     2,551         0.9
India                                                      26,653         8.9
Indonesia                                                  13,102         4.4
Israel                                                      8,335         2.8
Malaysia                                                    6,840         2.3
Mexico                                                     39,015        13.1
Pakistan                                                    2,152         0.7
Philippines                                                 3,123         1.0
Poland                                                      7,938         2.7
Russia                                                     10,755         3.6
South Africa                                               21,289         7.1
South Korea                                                49,759        16.7
Taiwan                                                     33,096        11.1
Thailand                                                   10,129         3.4
Turkey                                                     12,022         4.0
United States (short-term investment)                       3,092         1.0
Other                                                       1,812         0.6
                                                     ------------       -----
                                                     U.S.$300,486       100.7%
                                                     ------------       -----
                                                     ------------       -----


    The accompanying notes are an integral part of the financial statements.

                                                                                                        SIX MONTHS ENDED
                                                                                                         JUNE 30, 1999
                                                                                                          (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                      (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ........................................................................................  U.S.$     2,903
    Interest .........................................................................................               44
    Less: Foreign Taxes Withheld .....................................................................             (149)
---------------------------------------------------------------------------------------------------------------------------
      Total Income ...................................................................................            2,798
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees .........................................................................            1,551
    Custodian Fees ...................................................................................              472
    Administrative Fees ..............................................................................              137
    Professional Fees ................................................................................               72
    Country Tax Expense ..............................................................................               61
    Shareholder Reporting Expenses ...................................................................               55
    Directors' Fees and Expenses .....................................................................               51
    Transfer Agent Fees ..............................................................................                3
    Other Expenses ...................................................................................               28
---------------------------------------------------------------------------------------------------------------------------
      Total Expenses .................................................................................            2,430
---------------------------------------------------------------------------------------------------------------------------
        Net Investment Income ........................................................................              368
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold .......................................................................            2,483
    Foreign Currency Transactions ....................................................................             (972)
---------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain ..............................................................................            1,511
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments ......................................................................           84,073
    Appreciation on Foreign Currency Translations ....................................................               90
---------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation .................................................           84,163
---------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ...........................           85,674
---------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................  U.S.$    86,042
---------------------------------------------------------------------------------------------------------------------------

                                                                                     SIX MONTHS
                                                                                       ENDED
                                                                                   JUNE 30, 1999            YEAR ENDED
                                                                                    (UNAUDITED)          DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                     (000)                  (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income ......................................................  U.S.$        368        U.S.$       970
  Net Realized Gain (Loss) ...................................................             1,511                (48,172)
  Change in Unrealized Appreciation/Depreciation .............................            84,163                (22,002)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ............            86,042               (69,204)
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ......................................................                --                 (2,318)
  In Excess of Net Investment Income .........................................                --                   (284)
  Net Realized Gain ..........................................................                --                (49,737)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions ........................................................                --                (52,339)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (960,600 and 1,369,000 shares, respectively) ..........            (9,271)               (10,985)
---------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) ....................................................            76,771               (132,528)
Net Assets:
  Beginning of Period ........................................................           221,609                354,137
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income/(distribution in excess of net investment income) of U.S.$84 and
    U.S.$(284), respectively) ................................................  U.S.$    298,380        U.S.$   221,609
---------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                      ENDED
                                                     JUNE 30,
SELECTED PER SHARE DATA                               1999       -----------------
AND RATIOS:                                        (UNAUDITED)          1998
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . .    U.S.$  10.33     U.S.$   15.52
----------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . .              --                --
----------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . .            0.02              0.04
Net Realized and Unrealized Gain (Loss)
 on Investments  . . . . . . . . . . . . . . .            4.12             (3.05)
----------------------------------------------------------------------------------
   Total from Investment Operations  . . . . .            4.14             (3.01)
----------------------------------------------------------------------------------
Distributions:
 Net Investment Income . . . . . . . . . . . .              --             (0.10)
 In Excess of Net Investment Income  . . . . .              --             (0.01)
 Net Realized Gain . . . . . . . . . . . . . .              --                --
 In Excess of Net Realized Gain  . . . . . . .              --             (2.18)
----------------------------------------------------------------------------------
   Total Distributions . . . . . . . . . . . .              --             (2.29)
----------------------------------------------------------------------------------
Increase (Decrease) in Net Asset
  Value from Capital Share
  Transaction  . . . . . . . . . . . . . . . .              --                --
Anti-Dilutive Effect of Shares
  Repurchased  . . . . . . . . . . . . . . . .            0.09              0.11
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . .    U.S.$  14.56     U.S.$   10.33
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . .    U.S.$  11.69     U.S.$    8.13
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
 Market Value  . . . . . . . . . . . . . . . .           43.85%           (24.88)%
 Net Asset Value (1) . . . . . . . . . . . . .           40.95%           (19.61)%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . . .    U.S.$298,380     U.S.$ 221,609
----------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . . .           1.96%*             1.96%
Ratio of Net Investment Income to
 Average Net Assets  . . . . . . . . . . . . .           0.30%*             0.36%
Portfolio Turnover Rate  . . . . . . . . . . .             74%               101%
----------------------------------------------------------------------------------


                                                               YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                         ---------------------------------------------------------------------
AND RATIOS:                                          1997             1996             1995              1994
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . .     U.S.$ 15.69      U.S.$  14.69      U.S.$ 20.30      U.S.$  28.20
---------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . .              --                --            (0.03)            (0.02)
---------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . .            0.03              0.10             0.06             (0.12)
Net Realized and Unrealized Gain (Loss)
 on Investments  . . . . . . . . . . . . . . .           (0.18)             1.92            (3.14)            (1.30)
---------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations  . . . . .           (0.15)             2.02            (3.08)            (1.42)
---------------------------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income . . . . . . . . . . . .           (0.01)               --               --                --
 In Excess of Net Investment Income  . . . . .              --             (0.05)              --                --
 Net Realized Gain . . . . . . . . . . . . . .           (0.01)            (0.84)           (1.29)            (6.50)
 In Excess of Net Realized Gain  . . . . . . .              --             (0.14)              --                --
---------------------------------------------------------------------------------------------------------------------
   Total Distributions . . . . . . . . . . . .           (0.02)            (1.03)           (1.29)            (6.50)
---------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset
  Value from Capital Share
  Transaction  . . . . . . . . . . . . . . . .              --              0.01**          (1.21)++          0.04+
Anti-Dilutive Effect of Shares
  Repurchased  . . . . . . . . . . . . . . . .              --                --               --                --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . .    U.S.$  15.52      U.S.$  15.69      U.S.$ 14.69      U.S.$  20.30
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . .    U.S.$  13.06      U.S.$  13.88      U.S.$ 15.50      U.S.$  21.50
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
 Market Value  . . . . . . . . . . . . . . . .           (5.75)%           (4.59)%         (16.61)%+++       (10.61)%
 Net Asset Value (1) . . . . . . . . . . . . .           (0.97)%           13.84%          (16.30)%+++        (5.33)%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . . .    U.S.$354,137     U.S.$ 357,751     U.S.$332,879     U.S.$ 321,729
---------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . . .            1.84%             1.87%            1.86%             1.75%
Ratio of Net Investment Income to
 Average Net Assets  . . . . . . . . . . . . .            0.15%             0.58%            0.30%            (0.48)%
Portfolio Turnover Rate  . . . . . . . . . . .              90%               67%              61%               52%
---------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Increase (decrease) per share due to reinvestment of distributions.
+ Consists of $0.02 per share increase from reinvestment of distributions and $0.02 increase per share due to Common Stock Offering during the year.
++ Increase (decrease) per share due to Common Stock issued through Rights Offering during the year.
+++ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999
----------

     The Morgan Stanley Dean Witter Emerging Markets Fund, Inc. (formerly Morgan Stanley Emerging Markets Fund, Inc.) (the "Fund") was incorporated on August 27, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities

     ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, gains on certain securities of corporations designated as "passive foreign investment companies", net operating losses and the timing of the recognition of gains or losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the six months ended June 30, 1999, the Fund made purchases and sales totaling approximately $180,926,000 and $182,620,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. For the six months ended June 30, 1999, the Fund incurred $52,000 as brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliate of the Adviser. At June 30, 1999, the U.S. Federal income tax cost basis of securities was $258,790,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $39,884,000 of which $78,367,000 related to appreciated securities and $38,483,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $40,551,000 available to offset future capital gains all of which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. A significant portion of the Fund's net assets consist of securities of issues located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30,1999 totaled $80,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 1999, the Fund repurchased 960,600 shares of its Common Stock at an average price per share of $9.60 and an average discount of 17.50% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

                          I.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Emerging Markets Fund, Inc. was held on June 21, 1999. The following is a summary of each proposal presented and the total number of shares voted:


                                                               VOTES IN          VOTES         AUTHORITY       VOTES
PROPOSAL:                                                      FAVOR OF         AGAINST        WITHHELD      ABSTAINED
---------                                                     -----------       -------        ---------     ---------
1.  To elect the following Directors:  Peter J. Chase. . . .  15,898,717           --          128,708           --
                                       David B. Gill . . . .  15,897,499           --          129,927           --
                                       Michael F. Klein. . .  15,718,095           --          309,330           --

2.  To ratify the selection of PricewaterhouseCoopers LLP as
    independent accountants of the Fund. . . . . . . . . . .  15,956,196       41,563               --       29,667

3.  To approve an amendment to the Fund's Articles of
    Incorporation to change the name of the Fund to
    Morgan Stanley Dean Witter Emerging Markets Fund, Inc. .  15,861,472      124,800               --       41,153

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         Morgan Stanley Dean Witter Emerging Markets Fund, Inc. Boston Equiserve
                         Dividend Reinvestment Unit
                         P.O. Box 1681
                         Boston, MA 02105-1681
                         1-800-730-6001